Exhibit 99.1

Commerce.com Adopts Limited Duration Stockholder Rights Plan

AUSTIN, Texas – April 14, 2026 – Commerce.com, Inc. (the “Company”) (Nasdaq: CMRC) (formerly BigCommerce Holdings, Inc.), a provider of an open, intelligent ecosystem of technology solutions that empower businesses to unlock data potential and deliver seamless, personalized experiences at scale, today announced that its Board of Directors (the “Board”) has adopted a limited duration stockholder rights plan (the “Rights Plan”). The Rights Plan is effective immediately and is scheduled to expire on April 12, 2027.

The Board adopted the Rights Plan in response to the unsolicited acquisition proposal made by Rezolve Ai PLC (NASDAQ: RZLV) on April 8, 2026 under which Rezolve Ai proposed to acquire all of the outstanding common shares of Commerce.com by exchanging one Rezolve Ai share for every two shares of Commerce.com, implying a 47% discount to the current Commerce.com share price, based on Rezolve Ai’s closing price of $2.88 on April 7, 2026. The Board, consistent with its fiduciary duties, carefully reviewed the unsolicited acquisition proposal and determined this proposal significantly undervalues the Company, is not attractive to Commerce.com stockholders, and does not warrant further engagement.

“The Board is committed to maximizing long-term value and acting in the best interests of all Commerce.com stockholders,” said Ellen Siminoff, Executive Chair of the Commerce Board of Directors. “The Rights Plan is intended to protect stockholder interests and ensure fair and equitable treatment, while providing the Board with the time and flexibility to thoroughly evaluate any transaction proposals in a deliberate and informed manner.”

Under the Rights Plan, one preferred stock purchase right will be distributed for each share of Commerce.com common stock held by stockholders of record on April 27, 2026. Under certain circumstances, each right will entitle stockholders to buy one one-thousandth of a share of newly created Series A Junior Participating Preferred Stock of the Company at an exercise price of $13.00. The Board will be entitled to redeem the rights at $0.01 per right at any time before a person or group has acquired 10% (20% in the case of a Passive Institutional Investor) or more of the outstanding common stock. The rights will expire on April 12, 2027, subject to the Company’s right to extend such date, unless earlier redeemed or exchanged by the Company or terminated.

Subject to limited exceptions, if a person or group acquires 10% (20% in the case of a Passive Institutional Investor) or more of the Company’s common stock (including shares deemed beneficially owned pursuant to derivative transactions or ownership of derivative securities), or announces a tender or exchange offer that, if consummated, would result in such ownership (each, an “acquiring person”), each right will entitle its holder to purchase, at the right’s then-current exercise price, a number of shares of common stock having a market value at that time of twice the right’s exercise price. Rights held by the acquiring person will become void and will not be exercisable. If the Company is acquired in a merger or other business combination transaction that has not been approved by the Board after the rights become exercisable, each right will entitle its holder to purchase, at the right’s then-current exercise price, a number of shares of the acquiring company’s common stock having a market value at that time of twice the right’s exercise price.

The dividend distribution to establish the new Rights Plan will be payable to stockholders of record on April 27, 2026. The rights distribution is not taxable to stockholders.

Further details about the Rights Plan will be contained in a Form 8-K to be filed by the Company with the Securities and Exchange Commission.

About Commerce

Commerce (Nasdaq: CMRC) empowers businesses to innovate, grow, and thrive by providing an open, AI-driven commerce ecosystem. As the parent company of BigCommerce, Feedonomics, and Makeswift, Commerce connects the tools and systems that power growth, enabling businesses to unlock the full potential of their data, deliver seamless and personalized experiences across every channel, and adapt swiftly to an ever-changing market. Trusted by leading businesses like Coldwater Creek, Cole Haan, Dell, Harvey Nichols, King Arthur Baking Co., Mizuno, Pacsun, Perry Ellis, Skechers, SportsShoes and Uplift Desk, Commerce delivers the storefront control, optimized data, and AI-ready tools businesses need to grow, serve diverse buyers, and operate with confidence in an increasingly intelligent, multi-surface world. For more information, visit commerce.com or follow us on X and LinkedIn.

Important Information for Investors and Stockholders

This press release does not constitute an offer to buy or solicitation of an offer to sell any securities. If a tender offer or exchange offer is commenced, the Company will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC. Any solicitation/recommendation statement filed by the Company that is required to be mailed to stockholders will be mailed to stockholders. THE COMPANY’S INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the solicitation/recommendation statement on Schedule 14D-9 (when available), any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s website, https://investors.commerce.com, or by contacting InvestorRelations@commerce.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “outlook,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “strategy, “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our fiscal 2026 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others, the anticipated benefits and opportunities related to our 2025 realignment may not be realized or may take longer to realize than expected, our ability to pay the interest and principal on our indebtedness depends upon cash flows generated by our operating performance, our business would be harmed by any decline in new customers, renewals or upgrades, our limited operating history makes it difficult to evaluate our prospects and future results of operations, we operate in competitive markets, we may not be able to sustain our revenue growth rate in the future, our business would be harmed by any significant interruptions, delays or outages in services from our platform or certain social media platforms, and a cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks could negatively affect our business. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2025 and the future quarterly and current reports that we file with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to Commerce.com, Inc. at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Commerce.com, Inc. assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.

Media Relations Contacts

Brad Hem

PR@commerce.com

Andrew Siegel / Sophie Throsby / Melissa Johnson

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Investor Relations Contact

Tyler Duncan

InvestorRelations@commerce.com